UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2025

SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)

Florida	000-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 COLORADO AVENUE,	STUART	FL	34994
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	SBCF	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SEACOAST BANKING CORPORATION OF FLORIDA

Item 2.01    Completion of Acquisition or Disposition of Assets.

Effective October 1, 2025, Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”), and Seacoast's wholly-owned subsidiary Seacoast National Bank, completed the previously announced merger (the "Merger") with Villages Bancorporation, Inc. (“VBI”), parent company of Citizens First Bank. At the effective time of the Merger, (the "Effective Time"), VBI merged with and into Seacoast, and Citizens First Bank merged with and into Seacoast National Bank, pursuant to the terms and conditions of the Agreement and Plan of Merger by and among Seacoast, Seacoast National Bank, VBI, and Citizens First Bank, dated as of May 29, 2025 (the "Merger Agreement").

Pursuant to the Merger Agreement, each share of VBI common stock was converted into the right to receive, at the shareholders' election, (i) $1,000.00 in cash, (ii) 38.5000 shares of Seacoast common stock or (iii) a 25%-75% combination of cash and common stock, with the final election subject to a proration mechanism such that 25% of VBI shares received the cash consideration and 75% of VBI shares received the stock consideration. In the event any shareholder or shareholder group would have received more than 9.75% of cumulative outstanding Seacoast common stock, non-voting convertible preferred stock was issued in lieu of the excess amount of common shares. The final consideration was approximately $829 million.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03    Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 hereof is incorporated by reference into this Item 3.03.

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the issuance of the Series A Non-Voting Preferred Stock of Seacoast (the “Preferred Stock”), the Company filed the Certificate of Designations with the Articles of Amendment filed with the Secretary of State of Florida to amend the Company’s Amended and Restated Articles of Incorporation on October 1, 2025, which became effective upon filing. The Certificate of Designations creates the Preferred Stock out of the authorized and unissued shares of preferred stock of the Company, and establishes the terms of the Preferred Stock, fixes the authorized number of such shares at 11,250 and provides for certain other powers, rights and preferences.

The foregoing description is qualified in its entirety by reference to the Certificate of Designations, which is included as Exhibit 3.1 and incorporated herein by reference.

Item 8.01    Other Events.

On October 1, 2025, the Company issued a press release announcing the completion of the Merger. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On October 1, 2025, SNB, The Villages Operating Company and The Villages Development Operating Company, LLC (collectively with The Villages Operating Company, “The Villages”) entered into an amended and restated Developer Support Agreement which clarified that The Villages and its Affiliates shall not enter into any new lease, nor sell, nor, in any new lease otherwise make available space that is intended to be primarily operated as a Bank branch in any existing town center or new town center, other than by Citizens First bank or SNB, and amended and restated the Developer Support Agreement entered into on May 29, 2025. The foregoing description of the Developer Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Developer Support Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

Audited financial statements of VBI and its consolidated subsidiaries as of and for the years ended December 31, 2024 and 2023, and the notes related thereto, as well as the related Independent Auditor’s Reports, which are included in Exhibits 99.2 hereto and are incorporated herein by reference. Unaudited financial statements of VBI and its consolidated subsidiaries as of and for the six months ended June 30, 2025 and 2024, and the notes related thereto, which are included in Exhibit 99.3 hereto and are incorporated herein by reference.

(b)    Pro Forma Financial Information.

Unaudited pro forma combined financial information of Seacoast and VBI as of and for the year ended December 31, 2024 and as of and for the six months ended June 30, 2025, and the notes related thereto, which are included in Exhibit 99.4 hereto and are incorporated herein by reference.

(d)    Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of May 29, 2025, by and among the Company, Seacoast National Bank, Villages Bancorporation, Inc. and Citizens First Bank. incorporated herein by reference from Exhibit 2.1 to the Company’s Form 8-K, filed May 29, 2025

3.1	Certificate of Designations of the Series A Non-Voting Preferred Stock of Seacoast.
10.1
Developer Support Agreement, dated as of October 1, 2025, by and among Seacoast National Bank, The Villages Operating Company, The Villages Development Operating Company, LLC, The Villages Land Holding Company, LLC, The Holding Company of the Villages, Inc., and The Villages Development Holding Company, LLC.

23.1	Consent of Mauldin & Jenkins, LLC
99.1	Press release dated October 1, 2025
99.2
Audited consolidated financial statements of VBI as of and for the years ended December 31, 2024 and 2023 (incorporated by reference to the Company’s Registration Statement on Form S-4, as amended, filed on August 15, 2025).

99.3
Unaudited consolidated financial statements of VBI as of and for the six months ended June 30, 2025 and 2024 (incorporated by reference to the Company's Registration Statement on Form S-4, as amended, filed on August 15, 2025).

99.4
Unaudited pro forma combined financial information of Seacoast as of and for the six months ended June 30, 2025 (incorporated by reference to the Company’s Registration Statement on Form S-4, as amended, filed on August 15, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

Dated: October 6, 2025	/s/ Tracey L. Dexter
Tracey L. Dexter
Chief Financial Officer